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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of TEXAS EASTERN PRODUCTS PIPELINE COMPANY (Company), a Delaware corporation, acting in its capacity as general partner of TEPPCO Partners, L.P., does hereby constitute and appoint CHARLES H. LEONARD, JAMES C. RUTH, AND WILLIAM L. THACKER, and each of them, his or her true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advise and consent of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as Amended, and any rules, regulation, and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign his or her name as a director and/or officer of the Company to the Form 10-K Report for TEPPCO Partners, L.P. for the year ended December 31, 1999, and to any instrument or document filed as a part of, or in accordance with, said Form 10-K or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 14th day of January, 2000.




/s/ William L. Thacker                   /s/ Fred J. Fowler
---------------------------              ---------------------------
William L. Thacker                       Fred J. Fowler



/s/ Ruth G. Shaw                         /s/ Jim W. Mogg
---------------------------              ---------------------------
Ruth G. Shaw                             Jim W. Mogg



/s/ Richard J. Osborne                   /s/ Derrill Cody
---------------------------              ---------------------------
Richard J. Osborne                       Derrill Cody



/s/ Milton Carroll                       /s/ Carl D. Clay
---------------------------              ---------------------------
Milton Carroll                           Carl D. Clay



/s/ John P. DesBarres                    /s/ Charles H. Leonard
---------------------------              ---------------------------
John P. DesBarres                        Charles H. Leonard
                                         Senior Vice President,
                                         Chief Financial Officer and Treasurer